SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2012
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SUBSEQUENT EVENT
SUBSEQUENT EVENT

On January 29, 2013, we entered into an agreement to sell substantially all of the assets at our Sartell mill to AIM Development (USA) LLC.  The transaction is expected to close in 2013.

On February 28, 2013, we closed the sale of certain assets of Fiber Farm.

On January 31, 2013, we issued $72.9 million aggregate principal amount of our 11.75% Senior Secured Notes due 2019 to certain lenders holding approximately $85.8 million aggregate principal amount of Verso Finance’s Senior Unsecured Term Loans, and net accrued interest through the closing date, at an exchange rate of 85%, in exchange for the assignment to Verso Finance of its Senior Unsecured Term Loans and the cancellation of such loans.